                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 20, 2005
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                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                    333-119328-04               82-0569805
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

 745 Seventh Avenue, New York, New York                               10019
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code (212) 526-7000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On April 20, 2005, a pooling and servicing agreement dated as of April 11,
2005 (the "Pooling and Servicing Agreement"), was entered into by and among
Structured Asset Securities Corporation II as depositor (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent, for the purpose of issuing a single series of certificates, entitled LB-UBS Commercial
Mortgage Trust 2005-C2, Commercial Mortgage Pass-Through Certificates, Series
2005-C2 (the "Certificates"). The Pooling and Servicing Agreement is attached as
Exhibit 4.1 hereto. Certain classes of the Certificates, designated as Class
A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class 5, Class A-J, Class B,
Class C, Class D, Class E and Class X-CP (collectively, the "Underwritten
Certificates") were registered under the Registrant's registration statement on
Form S-3 (Registration No. 333-119328) and sold to Lehman Brothers Inc. and UBS
Securities LLC (collectively, the "Underwriters") pursuant to an underwriting agreement dated as of April 11, 2005 (the "Underwriting Agreement") between the
Registrant, the Underwriters and the mortgage loan sellers. The Underwriting
Agreement is attached as Exhibit 1.1 hereto. Certain of the mortgage loans backing the Underwritten Certificates were acquired by the Registrant from UBS
Real Estate Investments Inc. as a seller pursuant to a Mortgage Loan Purchase
Agreement dated as of April 11, 2005 (the "UBS/Registrant Mortgage Loan Purchase
Agreement"), which agreement contains representations and warranties made by that mortgage loan seller to the Registrant with respect to those mortgage loans. The UBS/Registrant Mortgage Loan Purchase Agreement is attached as
Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Exhibits:

Exhibit No.       Description
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    1.1       Underwriting Agreement dated as of April 11, 2005 among
              Structured Asset Securities Corporation II as seller, Lehman
              Brothers Inc. and UBS Securities  LLC

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              as underwriters and UBS Real Estate Investments Inc. and Lehman
              Brothers Holdings Inc. as mortgage loan sellers.

    4.1       Pooling and Servicing Agreement dated as of April 11, 2005 among
              Structured Asset Securities Corporation II as depositor, Wells
              Fargo Bank, National Association as master servicer, Lennar
              Partners, Inc. as special servicer, LaSalle Bank National
              Association as trustee and ABN AMRO Bank N.V.

    99.1      Mortgage Loan Purchase Agreement dated as of April 11, 2005 between UBS Real Estate Investments Inc. as seller, UBS Principal
              Finance LLC as an additional party, and Structured Asset
              Securities Corporation II as purchaser.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 5, 2005

                                         STRUCTURED ASSET SECURITIES
                                         CORPORATION II

                                         By: /s/ David Nass
                                             -----------------------------------
                                             Name: David Nass
                                             Title: Senior Vice President

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                                 EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.                                                                       Page No.
-----------                                                                       --------

    1.1       Underwriting Agreement dated as of April 11, 2005 among
              Structured Asset Securities Corporation II as seller, Lehman
              Brothers Inc. and UBS Securities LLC as underwriters and UBS Real
              Estate Investments Inc. and Lehman Brothers Holdings Inc. as
              mortgage loan sellers.

    4.1       Pooling and Servicing Agreement dated as of April 11, 2005 among
              Structured Asset Securities Corporation II as depositor, Wells
              Fargo Bank, National Association as master servicer, Lennar
              Partners, Inc. as special servicer, LaSalle Bank National
              Association as trustee and ABN AMRO Bank N.V. as fiscal agent

    99.1      Mortgage Loan Purchase Agreement dated as of April 11, 2005 between UBS Real Estate Investments Inc. as seller, UBS Principal
              Finance LLC as an additional party, and Structured Asset
              Securities Corporation II as purchaser.

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